                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

================================================================================



                                 AMENDMENT NO. 1

                                       TO


                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                THE PRAIRIE FUND
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               1111 LINCOLN ROAD, #740, MIAMI BEACH, FLORIDA 33139
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (305) 532-5044
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


      Matthew Zuckerman, President of Zuckerman Management Associates, Inc.
               1111 Lincoln Road, #740, Miami Beach, Florida 33139
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 WITH COPIES TO:
                                Ethan W. Johnson
                          Morgan, Lewis & Bockius, LLP
                        5300 First Union Financial Center
                          200 South Biscayne Boulevard
                            Miami, Florida 33131-2339

                                EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). However, beneficial interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interest in the Registrant.

                                THE PRAIRIE FUND

                               ------------------

                                   PROSPECTUS

                               ------------------






                    THE PRAIRIE FUND IS A NO-LOAD MUTUAL FUND
                ADVISED BY ZUCKERMAN MANAGEMENT ASSOCIATES, INC.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY BENEFICIAL INTEREST IN THE PRAIRIE FUND. THIS PROSPECTUS HAS BEEN PREPARED SOLELY FOR THE INFORMATION OF THE INVESTOR TO WHOM IT HAS BEEN DELIVERED ON BEHALF OF THE PRAIRIE FUND AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                     [Date]

                                TABLE OF CONTENTS



                                                                                                                Page
                                                                                                                ----
ABOUT THE FUND...................................................................................................1

PRINCIPAL RISKS..................................................................................................2

FUND FEES AND EXPENSES...........................................................................................3

FUND MANAGEMENT..................................................................................................4

PURCHASING AND REDEEMING SHARES..................................................................................4

TAXES AND DISTRIBUTIONS..........................................................................................7

ADDRESSES........................................................................................................7

HOW TO OBTAIN MORE INFORMATION...................................................................................9


                                 ABOUT THE FUND

INVESTMENT OBJECTIVE

The Prairie Fund's (the "Fund") investment objective is to seek long-term capital appreciation.

INVESTMENT STRATEGIES AND POLICIES


The Fund invests in common stock issued by U.S. companies that Zuckerman Management Associates, Inc. (the "Investment Adviser") believes will present attractive long-term investment opportunities. The Investment Adviser buys and holds common stock of "quality" U.S. companies for long-term investment. In this context, "quality" refers to demonstrated earning power, sound finances, solid competitive position, and capable executive leadership. The Investment Adviser does not trade for quick profits. Stock market trends are largely ignored and no effort is made to forecast the market or time the Fund's investments to profit from the perceived outlook. Ordinarily the Fund will be fully invested. Investments are not limited to any particular capitalization size. The Investment Adviser generally will sell positions when there are negative long term developments in the fundamental outlook of a company, such as a decrease in its growth rate or profitability.


The Investment Adviser believes that value exists in businesses, not the stock market. Consequently, a thorough analysis of the underlying fundamentals of companies, and determinations based on these fundamentals, such as of whether or not the companies are undervalued or overvalued in the marketplace, are the essential elements of the Investment Adviser's approach. The Investment Adviser also takes into account the industry in which the company participates, the position of the company within that industry and the general business climate. The Investment Adviser seeks to capitalize on the values that accumulate in such enterprises over long periods. Quality companies that have fallen from investor favor are often of interest because the price of their shares may fail to reflect the business's intrinsic value. In such cases the Investment Adviser seeks to determine whether the seemingly low price reflects temporary problems or a serious impairment of economic value. Investments are made only when it is believed that a company's long-term outlook is sound and the shares are fairly priced.

The Fund's goals and investment strategy may be changed without shareholder approval.

                                 PRINCIPAL RISKS






The fund is intended for long term investors. Investors in search of unrealistically high returns, quick profits, income distributions, or to whom quarterly performance is important, should not invest in the fund. There is no guaranty that the Fund will meet its investment objective. It is possible for an investor to lose money on an investment in the Fund.


MARKET RISK. Since it purchases common stock of companies, the Fund is subject to the risks that stock prices both individually and market-wide will fall over short or extended periods of time and that prices of the Fund's shares may fluctuate from day-to-day. Historically, the stock markets have moved in cycles. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The stock prices of these companies may suffer a decline in response. These factors contribute to price volatility. Therefore, in order to be successful, investors must accept the fact that although the stocks of good companies generally will rise over long periods, they can trade at virtually any price in the short run. In addition, the Fund's share price, yield and return may vary.


NO PRIOR HISTORY RISK. The Fund is a newly registered fund. As such, no prior history is available to provide investors with a reflection of its past performance as a registered fund. the fund succeeded to the assets of Prairie Fund, Inc., a Florida corporation, on July __, 2000. Prairie Fund, Inc. was managed following substantially the same objective, policies and philosophies as are currently followed by the Fund. Prairie Fund, Inc., however, commenced operations on January 3, 2000 and therefore also had only had a brief operating period.

MANAGEMENT RISK. Investors in the Fund face the risk that the Investment Adviser's business analyses may prove faulty. If the fundamentals of a number of large holdings are misjudged, shareholders may suffer losses even during a time when the general market and many other funds are rising.


NON-DIVERSIFICATION RISK. The Fund is "non-diversified," which means that it invests its assets in a smaller number of issuers than many other funds. Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be.


HOLIDAY RISK. The Fund's Investment Adviser does not trade on the principal Jewish holidays of Rosh Hashanah, Yom Kippur, Succoth, Passover and Shavuoth. Trading may nevertheless continue on the securities exchanges. Investors in the Fund face the risk that the Fund may not fully realize investment opportunities which arise on these holidays or may not protect the existing investments against loss resulting from market downturns on these holidays.


Temporary Defensive Investments: When the Fund's Investment Adviser believes that changes in economic, financial or political conditions warrant, the Fund may invest without limitation in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Investment Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Fund's performance.


                             FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER TRANSACTION FEES
     (fees paid directly from your investment) .............................................          None
ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets as a percentage of average net assets)
     Investment Advisory Fee ...............................................................         1.00%
     Management Fee(1)......................................................................         1.00%
     Other Expenses (2).... ................................................................         0.45%

Total Annual Fund Operating Expenses .......................................................         2.45%





(1) The "Management Fee" is paid directly to the Investment Adviser. The Investment Adviser uses the management fee to pay the fees of the Fund's custodian, administrator, transfer agent and Investment Company Institute membership. With the exception of extraordinary non-recurring expenses, the Investment Adviser will pay for any of the foregoing fees that exceed one percent in the aggregate of the Fund's net asset value in a given year. To the extent the foregoing fees are less than one percent in a given year, the Investment Adviser will refund the unapplied amount to the Fund for that year.

(2) "Other Expenses" are comprised of the annual auditing, legal, filing, fidelity insurance, securities brokerage commission, securities clearing, licensing and other miscellaneous expenses and fees. The percentage shown is based on the estimated amounts for the current fiscal year assuming that the Fund has $3.7 million in net asset value.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example uses the same assumptions that are in all SEC-registered mutual funds: a $10,000 investment for the time periods indicated, a 5% return each year and fund operating expenses that remain the same each year. The figures shown in this example are entirely hypothetical. They are not representations of past or future performance or expenses. Your actual costs and returns may be higher or lower.

          1 YEAR            3 YEARS
          ------            --------

           $243              $ 249

                                 FUND MANAGEMENT


INVESTMENT ADVISER

The Fund's Investment Adviser is Zuckerman Management Associates, Inc., 1111 Lincoln Road, # 740, Miami Beach, Florida 33139. The Investment Adviser is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Dr. Matthew M. Zuckerman is the president and sole owner of the Investment Adviser which was incorporated in May 1999. The Investment Adviser provides investment advice and portfolio management services and oversees the administration of the Fund. Dr. Zuckerman has many years of experience in managing investments. His investment management style has been to target stocks of "quality" U.S. companies for long-term investment. In this context, "quality" refers to demonstrated earning power, sound finances, solid competitive position, and capable executive leadership. The Investment Adviser does not trade for quick profits. Stock market trends are largely ignored and no effort is made to forecast the market or time the Fund's investments to profit from the perceived outlook. His principal occupation has been dentistry. Dr. Zuckerman graduated from NYU in 1949. He received his degree in dentistry in 1954 from NYU College of Dentistry. As of March 31, 2000, the Investment Adviser had approximately $8,758,499.00 in net assets under management.

The Investment Adviser will charge an annual investment advisory fee of one percent per annum of the Fund's average daily net asset value paid quarterly. The Investment Adviser will also charge an annual management fee of one percent which will be used by the Investment Adviser to pay the fees of the Fund's custodian, administrator, transfer agent and Investment Company Institute membership. With the exception of extraordinary non-recurring expenses, the Investment Adviser will pay for any of the foregoing fees that exceed one percent in the aggregate of the Fund's net asset value in a given year. To the extent the foregoing fees are less than one percent in a given year, the Investment Adviser will refund the unapplied amount to the Fund for that year.


The Fund will be responsible for paying any brokerage fees or commissions incurred on its behalf. The Investment Adviser will have the right to determine which brokers and dealers the Fund will use.

                         PURCHASING AND REDEEMING SHARES

PRICING FUND SHARES

The Fund will determine its net asset value on each business day ("Business Day"). As used herein, the term "Business Day" means every day other than Saturdays, Sundays and other days on which the New York Stock Exchange is closed for trading. Orders to buy or redeem shares that are received in good order prior to 4:00 P.M. Eastern Time on a Business Day will be processed at the net asset value calculated that day. Net asset value per share is calculated by dividing the Fund's net assets by the number of shares outstanding at the Fund's close of business on each Business Day. In calculating net asset value, the Fund generally values its portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

HOW TO BUY SHARES

You may buy shares of the Fund on a no-load basis on any Business Day by completing an account application and enclosing a check payable to "The Prairie Fund." No interest is paid to subscribers on subscription funds held by the Fund.

The minimum initial purchase is $5,000. Orders and redemptions are accepted for fractional shares. You should send your check payable to "The Prairie Fund" with a completed account application to Mutual Shareholder Services, LLC (the "Administrator") at the following address:

Mutual Shareholder Services, LLC
1301 East Ninth Street, Suite 1005
Cleveland, OH 44114

ADDITIONAL INVESTMENTS

Additional purchases can be made for $1,000 or more and should be mailed to the Administrator at the above address. Please remember to include your account number on your check.

To open an account for a spouse or child you may be asked to present additional documents as proof of the relationship in addition to an account application. You will also be asked to provide your existing account number and taxpayer identification number. You should use caution when giving these numbers to another person because that person may be able to gain access to your account or other confidential financial information.


o The Fund will not accept third-party checks (i.e., any checks which are not made payable to the order of the Fund or the Administrator).


o You may make fixed, periodic investments into the Fund by means of automatic money transfers from your bank checking accounts. To establish automatic money transfers, you may contact the Administrator.

HOW TO REDEEM SHARES

You may redeem your shares on any Business Day either in writing or by telephone if you elected the telephone redemption privilege on your account application. You should submit your written redemption request directly to:

Mutual Shareholder Services, LLC
1301 East Ninth Street, Suite 1005
Cleveland, OH 44114
(877) 593-8637

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request. Please remember that all redemption requests must include your name and account number.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

o To redeem your shares if your account balance falls below $5,000 or for any other reason set forth herein. You will receive 30 days notice to increase the value of your account to $5,000 before the account is closed;

o        To refuse any purchase order;

o        To refuse third-party checks for purchases of shares;

o        To change or waive the Fund's investment minimums;

o To suspend the right to redeem and delay redemption proceeds during times when trading on the New York Stock Exchange is restricted or halted, or otherwise as permitted by the board of trustees when it deems suspension or delay in the best interest of shareholders;

o To require a signature guaranty for fund redemptions sent to an address different from the address of record; and

o To require a signature guaranty for some fund redemptions and IRA transfers.


Shareholders should be aware that purchase and redemption requests mailed to the Administrator will not be processed until they are received by the Fund at the address above. You can avoid delays by faxing requests for purchases and redemptions directly to the Administrator at (216) 875-8992. A subscription for purchasing shares will not be finalized until any checks submitted as payment for the subscription price have cleared the bank against which such checks have been drawn. No redemption requests for the subscribed shares will be accepted by the Administrator during this period.

                             TAXES AND DISTRIBUTIONS


Distributions of investment company taxable income (which includes dividends, taxable interest, taxable original issue discount and market discount income, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than net capital gain) will be taxable to you as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares. Distributions of the Fund's net capital gain will be taxable to you as long-term capital gain, regardless of how long you have held the shares, and regardless of whether such distributions are paid in cash or are reinvested in additional shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions paid in January but declared by the Fund in the previous year may be taxable to you in the previous year.


                                    ADDRESSES

         INVESTMENT ADVISER

                  Zuckerman Management Associates, Inc.
                  1111 Lincoln Road, #740
                  Miami Beach, FL 33139


         CUSTODIAN

                  UMB Bank, N.A.
                  928 Grand Boulevard, 10th Floor
                  Kansas City, MO 64106

         ADMINISTRATOR

                  Mutual Shareholder Services, LLC
                  1301 East Ninth Street, Suite 1005
                  Cleveland, OH 44114

         TRANSFER AGENT

                  Mutual Shareholder Services, LLC
                  1301 East Ninth Street, Suite 1005
                  Cleveland, OH 44114

         LEGAL COUNSEL


                  Morgan, Lewis & Bockius LLP
                  5300 First Union Financial Center
                  200 S. Biscayne Boulevard
                  Miami, FL 33131-2339


         INDEPENDENT AUDITORS


                  Kaufman, Rossin & Co.
                  2699 South Bayshore Drive
                  Miami, FL 33133

                         HOW TO OBTAIN MORE INFORMATION

The Fund's Statement of Additional Information ("SAI"), dated [Date], contains additional, more detailed information about the Fund. The SAI is incorporated by reference into this Prospectus. This means that the SAI is legally a part of this Prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about the Fund's investments. In the Fund's first annual report following the commencement of operations, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund's performance during its first fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Administrator toll-free at (877) 593-8637 or by writing to Zuckerman Management Associates, Inc., 1111 Lincoln Road, #740, Miami Beach, Florida 33139.


Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways, (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-09931.

                                THE PRAIRIE FUND

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------

                                     [Date]

This Statement of Additional Information does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interest in The Prairie Fund. This Statement of Additional Information has been prepared solely for the information of the investor to whom it has been delivered on behalf of The Prairie Fund and may not be reproduced or used for any other purpose.











This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated [Date]. A copy of the Prospectus may be obtained by writing Zuckerman Management Associates, Inc., 1111 Lincoln Road #740, Miami Beach, Florida 33139, or by telephoning the Administrator at (877) 593-8637.

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
FUND HISTORY......................................................................................................1

INVESTMENTS.......................................................................................................1

INVESTMENT RESTRICTIONS...........................................................................................1

MANAGEMENT OF THE FUND............................................................................................3

INVESTMENT ADVISER AND OTHER SERVICES.............................................................................4

BROKERAGE SERVICES................................................................................................6

FISCAL YEAR.......................................................................................................7

REDEMPTION OF SHARES AND DETERMINATION OF
NET ASSET VALUE...................................................................................................7

TAXES.............................................................................................................8


                                  FUND HISTORY


         The Prairie Fund (the "Fund") was organized on April 12, 2000 as a Delaware business trust. The Fund is registered with the Securities and Exchange Commission as a non-diversified open-end management investment company under the Investment Company Act of 1940. Shares of beneficial interest of the Fund are sold pursuant to Section 4(2) of the Securities Act of 1933, and are not registered under that Act. The Fund succeeded to the assets of Prairie Fund, Inc., a Florida corporation, on July __, 2000. Prairie Fund, Inc. commenced operations on January 3, 2000 and was managed following substantially the same objective, policies and philosophies as are currently followed by the Fund.


                                   INVESTMENTS

         Ordinarily the Fund will be fully invested in common stocks issued by U.S. companies. However, during unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest in any of the following types of securities:

         CERTIFICATES OF DEPOSIT. The Fund may invest in negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution (certificates of deposit). Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate.

         MUNICIPAL SECURITIES. The Fund may invest in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Investment Adviser to reinvest the proceeds at a lower rate of interest.

         U.S. TREASURY SECURITIES. The Fund is free to invest in U.S. Treasury securities of varying maturities. There are usually no brokerage commissions, as such, paid by the Fund in connection with the purchase of such instruments. The value of such securities can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost.

                             INVESTMENT RESTRICTIONS

         The Fund is subject to the following restrictions which are fundamental policies and may not be changed without a vote of the majority of the outstanding voting securities of the Fund:

                  (1) Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may invest in securities of issuers, which deal in real estate, including securities of real estate investment trusts, and may purchase securities, which are secured by interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts, including future contracts.


                  (8) Make loans, including lending portfolio securities, except by purchase of debt obligations or by entering into repurchase agreements.


                  (9) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry.

         It is contrary to the Fund's present policy, which may be changed by the Board of Trustees without shareholder approval, to borrow money, pledge or hypothecate its assets, make any short sales of securities, maintain any short position for the account of the Fund, issue senior securities, or purchase foreign securities which are not publicly traded in the United States. In addition, it is contrary to the Fund's present policy to:

                  (1) Invest more than 10% of the Fund's net assets in securities, which at the time of such investment are not readily marketable.

                  (2) Write (sell) or purchase options.

                  (3) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (4) Make investments for the purpose of gaining control of a company's management.

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of the Fund, or (2) 67% or more of the voting shares of the Fund present at a meeting if more than 50% of the outstanding shareholders are present at the meeting in person or represented by proxy.

                             MANAGEMENT OF THE FUND

         The Management of the Fund is overseen by a board of trustees ("Board of Trustees"). The Board of Trustees meets regularly to review the Fund's activities, contractual arrangements and performance.

         The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

         Elias M. Herschmann, MD Age 62, Trustee; Gastroenterologist affiliated with Miami Heart Institute in Miami Beach, Florida and Aventura Hospital in Aventura, Florida. Dr. Herschmann was a Major in the United States Air Force, Medical Corps, School of Aerospace Medicine. He was the Chief of the Gastroenterology Section, Clinical Science Division, United States Air Force School of Aerospace Medicine from 1968-1970. Dr. Herschmann graduated from Yeshiva College in 1959 and received his degree in medicine in 1963 from State University of New York, Downtown Medical Center in Brooklyn, New York. Dr. Herschmann is presently a Member of the City of Miami Bach Community Relations Board and President of Young Israel of Miami Beach.


         Jack Levine, CPA, Age 50, Trustee; Certified Public Accountant in the State of Florida. President of Jack Levine, PA, CPA's for more than 20 years. Member of the American Institute of Certified Public Accounts, the Florida Institute of Certified Public Accountants and the New York Society of Certified Public Accountants. He is director of numerous civic and charitable organizations and was formerly director of Bankers Savings Bank in Coral Gables, Florida.

         Nancy Z. Markovitch*, Age 40, Trustee, Treasurer and Secretary of the Fund; Private Investor since 1990. Ms. Markovitch is a Trustee for various trust funds for the benefit of her children and in this capacity has been active in the management of investments over a number of years. Ms. Markovitch is a member of the executive board of directors of the Hillel Day School of Boca Raton (the "School"), as well as the Chairman of the School's Building Committee and Annual Fund Raising Committee. Ms. Markovitch also sits on the Security Committee of the Palm Beach County Jewish Federation, which focuses on safety issues surrounding the numbers of Federation. She was employed from 1980 to 1988 by Eric Emmanuel Company, municipal bond investments, in New York City as a registered broker, executive secretary and office manager.

         Joseph Wiesel, Age 58, Trustee; Chief Financial Officer of Ivory International, Inc. since 1995. Mr. Wiesel is active in The Hebrew Academy and served two terms as president of Beth Israel Congregation in Miami Beach. Mr. Wiesel is a 1962 graduate of City College of New York.


         Matthew M. Zuckerman,* Age 70, Chairman of the Board of Trustees and President of the Fund; Principal of Zuckerman Management Associates. Mr. Zuckerman manages and has managed trust portfolios for 40 years. His principal occupation is dentistry. Dr. Zuckerman graduated from NYU in 1949. He received his degree in dentistry in 1954 from NYU College of Dentistry. Mr. Zuckerman is a member of the board of directors of Beth Israel Congregation in Miami Beach, Florida. He is also a senior attending physician at Mount Sinai Hospital, as well as an adjunct professor at the University of Miami School of Medicine.


         * Trustees Markovitch and Zuckerman are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

         The mailing address of the trustees and officers is c/o the Fund, 1111 Lincoln Road, Suite 740, Miami Beach, Florida 33139.

         The Fund's Declaration of Trust provides that the Fund will indemnify each of its Trustees against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Bylaws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund.


         Trustees and officers of the Fund will not receive fees or salaries from the Fund, but will receive reimbursements from the Fund for attending Board of Trustees meetings. Matthew Zuckerman, as an officer and sole stockholder, and Nancy Markovitch, as an officer, of the Investment Adviser, will benefit from the investment advisory fee paid by the Fund.


                      INVESTMENT ADVISER AND OTHER SERVICES

THE INVESTMENT ADVISER

         Under a written advisory contract ("Investment Advisory Agreement") between the Fund and the Investment Adviser, subject to such policies as the Trustees of the Fund may determine, the Investment Adviser, at its expense, furnishes an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.

         Pursuant to the Investment Advisory Agreement and subject to the oversight of the Trustees, the Investment Adviser also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Fund's portfolio transactions may be placed with brokers which furnish the Investment Adviser, without cost, certain research, statistical and quotation services of value to it or its affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

         The Investment Advisory Agreement has been approved by the Trustees of the Fund. By its terms, the Investment Advisory Agreement has an initial term of two years and will continue in force thereafter from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Investment Advisory Agreement may be terminated on not more than 60 days' notice by the Investment Adviser to the Fund.


         The Investment Adviser will charge an annual investment advisory fee of one percent per annum of the Fund's average daily net asset value paid quarterly. The Investment Adviser will also charge an annual management fee of one percent which will be used by the Investment Adviser to pay the fees of the Fund's custodian, administrator, transfer agent and Investment Company Institute membership. With the exception of extraordinary non-recurring expenses, the Investment Adviser will pay for any of the foregoing fees that exceed one percent in the aggregate of the Fund's net asset value in a given year. To the extent the foregoing fees are less than one percent in a given year, the Investment Adviser will refund the unapplied amount to the Fund for that year.

         The Fund pays, in addition to the investment advisory and management fees described above, all other expenses not borne by the Investment Adviser, including, without limitation, expenses of the Trustees, interest charges, taxes, securities brokerage commissions, securities clearing fees, auditing and legal expenses, the costs of reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectus, proxy statements and proxies to existing shareholders, and fidelity insurance premiums. The Fund is also responsible for such non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.


         The Investment Advisory Agreement provides that the Investment Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


         The Investment Adviser is a Florida corporation organized on June 14, 1999. All of the outstanding voting shares of the Investment Adviser are owned by Matthew M. Zuckerman. The Investment Adviser managed aggregate assets as of March 31, 2000 of approximately $8,758,499.00.

DISTRIBUTIONS


         DISTRIBUTIONS FROM NET INVESTMENT INCOME. The Fund will pay out substantially all of its net investment income, (I.E., dividends, interest it receives from its investments, and short-term gains). It is the present policy of the Fund to declare and pay distributions from net investment income semi-annually.

         DISTRIBUTIONS OF CAPITAL GAINS. The Fund's policy is to distribute annually substantially all of the net realized capital gain, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

                               BROKERAGE SERVICES

         Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets but the price paid by the Fund usually includes a dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         When the Investment Adviser places orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Investment Adviser intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Investment Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker/dealer involved and the quality of service rendered by the broker/dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical and quotation services from brokers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Investment Adviser may receive research, statistical and quotation services from brokers with which the Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Investment Adviser in advising several of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The fees paid to the Investment Adviser are not reduced because it receives such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") and the Investment Advisory Agreement, the Investment Adviser may cause the Fund to pay a broker which provides "brokerage and research services" (as defined in the 1934 Act) to the Investment Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. The authority of the Investment Adviser to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

                                   FISCAL YEAR

         The Fund's fiscal year ends on December 31 of each year.

            REDEMPTION OF SHARES AND DETERMINATION OF NET ASSET VALUE


HOW TO REDEEM SHARES


         The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption "How to Redeem." Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the Shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received. The proceeds of redemption may be more or less than the shareholder's investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to forward the proceeds of the redemption until the check has been collected. Mutual Shareholder Services LLC ("Administrator") serves as Transfer Agent for the Fund.

         The Fund may suspend the right of redemption and may postpone payment only when the New York Stock Exchange (the "NYSE") is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or for the Administrator to determine fairly the value of the Fund's net assets, or during any other period permitted by order of the Securities and Exchange Commission.

         It is currently the Fund's policy usually to pay all redemptions in cash. The Board of Trustees retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

         The Fund reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in the Fund falls below a specified level, currently set at $5,000. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Fund. The Fund also reserves the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.


HOW NET ASSET VALUE IS DETERMINED


         The net asset value per share of the Fund is determined once on each day on which the NYSE is open, at the Fund's close of business. The Fund expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported -- and in the case of certain securities traded over-the-counter -- the last reported bid price.

         Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Trustees or by persons acting at their direction pursuant to guidelines established by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         The Administrator will calculate the Fund's daily net asset value of the shares of the Fund and maintain accurate records of such valuation for the Fund.

                                      TAXES

         The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended, for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale of or other disposition of stock or securities, or certain other income derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will generally be subject to tax at regular corporate rates on the amount retained.

         Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to you its net capital gains. If such gains are distributed as a capital gains distribution, they are taxable to you at a maximum rate of 20%, regardless of the length of time you have held shares.

         The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

         Generally, gain or loss on the sale of shares will be capital gain or loss that will be long-term if the shares have been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale or redemption of shares held for six months or less and have previously received a capital gains distribution with respect to the shares (or any undistributed net capital gains of the Fund with respect to such shares are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).

         If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rate (without any deduction for distributions). In such event, all distributions made by the Fund (whether or not derived from tax-exempt interest) would be taxable to you as dividends to the extent of the Fund's earnings and profits.

         The foregoing relates only to federal income taxation. You may also be subject to state and local taxes in connection with your investment in the Fund.

PART C:  OTHER INFORMATION

Item 23. Exhibits:


         (a) Certificate and Declaration of Trust of Registrant, dated April 12, 2000, was filed with the initial filing.

         (b)      By-Laws of Registrant, are filed herewith.


         (c)      Not Applicable


         (d) Investment Advisory Agreement between the Registrant and Zuckerman Management Associates, Inc., is filed herewith.


         (e)      Not Applicable

         (f)      Not Applicable


         (g) Custody Agreement between the Registrant and UMB Bank, N.A., is filed herewith.

         (h)(1) Accounting Services Agreement between the Registrant and Mutual Shareholder Services, LLC, is filed herewith.

         (h)(2) Transfer Agent Agreement between the Registrant and Mutual Shareholder Services, LLC, is filed herewith.


         (i)               Not Applicable

         (j)               Not Applicable

         (k)               Not Applicable

         (l)               Not Applicable

         (m)               Not Applicable

         (n)               Not Applicable

         (o)               Not Applicable

         (p)      Code of Ethics, is filed herewith.



Item 24. Persons Controlled by or under Common Control with the Fund

Not Applicable


ITEM 25. INDEMNIFICATION

The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:



         (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

         (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

         (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


The Investment Adviser provides advisory services to the Registrant and other clients. Matthew M. Zuckerman, the President of the Investment Adviser, is a member of the board of directors of Beth Israel Congregation in Miami Beach, Florida. He is also a senior attending physician at Mount Sinai Hospital, as well as an adjunct professor at the University of Miami's School of Medicine. In May 1999, Mr. Zuckerman retired from his dentistry practice, Matthew M. Zuckerman, D.D.S. and Bruce M. Shaw, D.D.S., P.A.

Nancy Markovitch, the Secretary and Treasurer of the Investment Adviser, is a member of the executive board of directors of the Hillel Day School of Boca Raton (the "School"), as well as the Chairman of the School's Building Committee and Annual Fund Raising Committee. Ms. Markovitch is also a member of the Security Committee for the Palm Beach County Jewish Federation, which focuses on the safety issues surrounding the members of the Federation.


ITEM 27. PRINCIPAL UNDERWRITERS

Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, are maintained as follows:

UMB Bank, N.A.
928 Grand Boulevard, 10th Floor
Attn: Bonnie Johnson
Kansas City, MO 64106


Mutual Shareholder Services, LLC
1301 East Ninth Street, Suite 1005
Cleveland, OH 44114

Zuckerman Management Associates, Inc.
1111 Lincoln Road, #740
Miami Beach, FL 33139
(records relating to its function as Investment Adviser)

Mutual Shareholder Services, LLC
1301 East Ninth Street, Suite 1005
Cleveland, OH 44114


ITEM 29. MANAGEMENT SERVICES

Not Applicable

ITEM 30. UNDERTAKINGS

None

                                   Signatures


Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Miami, and State of Florida on the 24th day of July, 2000.


                                         THE PRAIRIE FUND


                                         By:  /s/ Matthew M. Zuckerman
                                              ------------------------------
                                         Name:  Matthew M. Zuckerman
                                         Title: President

                                  EXHIBIT INDEX

Name                                                                                    Exhibit #
----                                                                                    ---------
Certificate and Declaration of Trust of Registrant, dated April 12,
2000, was filed with the original filing.                                                Ex-99.a

By-Laws of Registrant, dated April 12, 2000, are filed herewith.                         Ex-99.b

Not Applicable                                                                           Ex-99.c

Investment Advisory Agreement between the Registrant and Zuckerman
Management Associates, Inc., is filed herewith.                                          Ex-99.d

Not Applicable                                                                           Ex-99.e

Not Applicable                                                                           Ex-99.f

Custody Agreement between the Registrant and UMB Bank, N.A., is filed herewith.          Ex-99.g

Accounting Services Agreement between the Registrant and Mutual
Shareholder Services, LLC, is filed herewith.                                            Ex-99.h(1)

Transfer Agent Agreement between the Registrant and Mutual
Shareholder Services, LLC, is filed herewith.                                            Ex-99.h(2)

Not Applicable                                                                           Ex-99.i

Not Applicable                                                                           Ex-99.j

Not Applicable                                                                           Ex-99.k

Not Applicable                                                                           Ex-99.l

Not Applicable                                                                           Ex-99.m

Not Applicable                                                                           Ex-99.n

Not Applicable                                                                           Ex-99.o

Code of Ethics, is filed herewith.                                                       Ex-99.p

